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                                    Exhibit 1

Notice to Record Holders of:


        WORLDCOM, INC. 2,286,220 7.6% CORPORATE-BACKED TRUST SECURITIES
                            (CORTS(R)) CERTIFICATES
                       CORTS(R) TRUST FOR WORLDCOM NOTES
                             * CUSIP #: 22081K20 0
   (UNDERLYING SECURITIES ARE $62,501,000 PRINCIPAL AMOUNT OF 6.95% NOTES DUE
         AUGUST 15, 2028 CUSIP NO. 91855KAJ1 ISSUED BY WORLDCOM, INC.)

U.S. BANK NATIONAL ASSOCIATION SERVES AS TRUSTEE (THE "TRUSTEE") FOR THE ABOVE-REFERENCED CERTIFICATES (THE "CERTIFICATES") ISSUED PURSUANT TO THE TERMS OF THAT CERTAIN CORTS(R) SUPPLEMENT 2001-18 DATED AS OF APRIL 18, 2001 (THE "SERIES SUPPLEMENT"), BY AND BETWEEN STRUCTURED PRODUCTS CORP. AS DEPOSITOR AND THE TRUSTEE. THE TRUST FORMED BY THE SERIES SUPPLEMENT IS COMPRISED SOLELY OF $62,501,000 IN PRINCIPAL AMOUNT OF 6.95% NOTES DUE AUGUST 15, 2028 (THE "NOTES") ISSUED BY WORLDCOM, INC. (THE "DEBTOR"). THE CERTIFICATES REPRESENT, AMONG OTHER THINGS, (I) THE RIGHT TO RECEIVE A PRO RATA AMOUNT OF THE PRINCIPAL PAYMENT OF $57,155,500 (OR $25 WORTH OF NOTES PER CERTIFICATE) AND (II) THE RIGHT TO RECEIVE A PRO RATA AMOUNT OF THE ADDITIONAL PAYMENT OF PRINCIPAL OF $5,345,500 (OR $2.33 WORTH OF NOTES PER CERTIFICATE) IF THE CALL WARRANTS ARE NOT EXERCISED.

AS PREVIOUSLY DISCLOSED TO YOU, ON JULY 21, 2002 THE DEBTOR AND CERTAIN OF ITS AFFILIATES FILED FOR BANKRUPTCY PROTECTION IN THE BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE "BANKRUPTCY COURT"). ON MAY 28, 2002 THE BANKRUPTCY COURT APPROVED THE DEBTOR'S DISCLOSURE STATEMENT DATED AS OF MAY 23, 2002 AND THE DEBTOR WAS AUTHORIZED TO SOLICIT VOTES ON ITS PLAN OF REORGANIZATION DATED AS OF MAY 23, 2002 (THE "PLAN"). EACH BENEFICIAL OWNER OF A CERTIFICATE (A "BENEFICIAL HOLDER") HAS AN INDIRECT INTEREST IN THE NOTES AND THEREFORE HAS A DIRECT INTEREST IN THE TREATMENT OF THE NOTES UNDER THE DEBTOR'S PLAN.

THE TRUSTEE HAS SECURED AN OPPORTUNITY FOR EACH BENEFICIAL HOLDER TO VOTE ON THE PLAN AS PART OF CLASS 5 UNDER THE PLAN, WHICH IS COMPROMISED OF THE WORLDCOM SENIOR DEBT CLAIMS. SINCE THE TRUSTEE DOES NOT KNOW THE IDENTITY OF THE BENEFICIAL HOLDERS OF THE CERTIFICATES, ADMINISTRATION OF THE VOTING PROCESS RESTS WITH YOU AS A HOLDER OF RECORD OF THE CERTIFICATES (A "RECORD HOLDER"). AS DESCRIBED IN GREATER DETAIL IN THE ENCLOSED MATERIAL, AS A RECORD HOLDER YOU WILL NEED TO REQUEST FROM THE DEBTOR'S SOLICITATION AND TABULATION AGENT A SUFFICIENT NUMBER OF BENEFICIAL HOLDER VOTING PACKAGES FOR THE BENEFICIAL HOLDERS FOR WHOM YOU ACT AS RECORD HOLDER. PURSUANT TO THE ESTABLISHED VOTING PROCEDURES FOR CLASS 5 CLAIMANTS, AS A RECORD HOLDER YOU WILL HAVE THE OPTION OF EITHER (I) PRE-VALIDATING BALLOTS PRIOR TO THEIR DISTRIBUTION TO THE BENEFICIAL HOLDERS OR (II) YOU MAY COLLECT THE VOTES OF THE BENEFICIAL HOLDERS AND RETURN A MASTER BALLOT WITH A SUMMARY OF VOTES CASTS BY ALL OF THE BENEFICIAL HOLDERS WHO TIMELY RETURN THEIR BALLOTS TO YOU. EACH PRE-VALIDATED BALLOT OR MASTER BALLOT SHALL CLEARLY INDICATE THE PRINCIPAL AMOUNT OF NOTES BEING CAST BY EACH BENEFICIAL HOLDER. THIS FIGURE REPRESENTS THE PRODUCT OF THE NUMBER OF CERTIFICATES HELD BY EACH VOTING BENEFICIAL HOLDER MULTIPLIED BY 27.33.


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PLEASE READ THE ENCLOSED MATERIAL CAREFULLY. THERE ARE STRICT PROCEDURES AND A
TIGHT TIME FRAME THAT MUST BE OBSERVED IF THE VOTES OF YOUR BENEFICIAL HOLDERS ON THE DEBTOR'S PLAN ARE TO BE TO COUNTED. THE TRUSTEE IN DISTRIBUTING THIS NOTICE IS NOT MAKING ANY RECOMMENDATIONS TO THE RECORD HOLDERS OF THE BENEFICIAL HOLDERS AS TO HOW TO VOTE ON THE PLAN. SIMILARLY, THE TRUSTEE IS OFFERING NO ADVICE ON HOW TO CONDUCT THE BALLOTING PROCESS. THE RULES AND OBLIGATIONS CONTAINED IN THE ENCLOSED MATERIAL SHALL GOVERN THE VOTING PROCESS IRRESPECTIVE OF ANY STATEMENT CONTAINED HEREIN.

Further questions regarding the mechanics for voting on the Plan may be obtained by contacting the Debtor's solicitation and tabulation agent, Innisfree M&A Incorporated, at 501 Madison Avenue, 20th Floor, New York, New York or at (877) 825-8621. Questions regarding this notice should be directed to Diana Jacobs, Vice President, U.S. Bank National Association, 1420 5th Avenue, 7th Floor, Seattle, Washington 98101-4087. Holders with questions may also contact Bondholder Services at (800) 934-6802, option 5; or at their web site located at: www.usbank.com/corp_trust/bondholder_contact.html.

U.S. BANK NATIONAL ASSOCIATION,                                    JULY 21, 2003
as Indenture Trustee

* Trustee is not responsible for selection or use of CUSIP. It is included solely for holder convenience. (AC#7709410)


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